Exhibit 99.1

Presentation at the 14th Annual BURKENROAD REPORTS Investment Conference April 23, 2010 New Orleans, LA 9:30 a.m. Sheraton Hotel CROWN CRAFTS, INC. NASDAQ-CM: CRWS

This presentation contains forward-looking statements by Crown Crafts, Inc. (the "Company") within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all Rules and Regulations issued thereto. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "expects," "believes," "anticipates" and variations of such words and similar expressions identify such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. These risks include, but are not limited to, general economic conditions, including changes in interest rates, the overall level of consumer spending and the price of oil, cotton and other raw materials used in the Company's products, changing competition, changes in federal and state governmental regulations with respect to the consumer products industry, changes in the retail environment, the level and pricing of future orders from the Company's customers, the Company's dependence upon third- party suppliers, including some located in foreign countries with unstable political climates, the Company's ability to successfully implement new information technologies, customer acceptance of both new designs and newly-introduced product lines, actions of competitors that may impact the Company's business, disruptions to transportation systems or shipping lanes used by the Company or its suppliers, and the Company's dependence upon licenses from third parties. Reference is also made to the Company's periodic filings with the Securities and Exchange Commission for additional risk factors that may impact the Company's results of operations and financial condition. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. of new information, future events or otherwise. 1 Cautionary Notice Regarding Forward-Looking Statements

Corporate Overview Corporate Overview 2

Crown Crafts was founded in 1958 as a privately-held textile manufacturer. The Company went public in 1968. The Company was de-listed in 2001 after posting $114 million in losses in 3 years. In 2000 and 2001, the Company sold its unprofitable businesses and reinvented itself as an infant consumer products company. The Company now has two operating subsidiaries, Crown Crafts Infant Products, Inc. and Hamco, Inc. In 2006, the Company completed a debt and capital restructuring that right-sized its debt and capital structure. The Company returned to making selective acquisitions in 2006. The Company was listed on NASDAQ in March 2007. After 10 years, the Company resumed dividends on its common stock, having declared in February 2010 a quarterly cash dividend of $0.02 per share. Company History Company History 3

Corporate Profile One of the largest U.S. providers of infant and toddler bedding, bibs, soft goods and accessories Products are marketed as branded and unbranded merchandise Top-tier U.S. license and retail relationships Successful financial restructuring in 2001 returned the Company to profitability Successful debt and capital restructuring in 2006 lowered the Company's debt and cost of capital substantially; extinguishment of warrants right-sized the capital structure of the Company The Company has a proven history of substantial operating cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt cash flow and a strong balance sheet with very little debt 4

Industry Statistics Industry Statistics 5

Infant Products Industry Birth rates declined in 2008, when nearly 2% fewer babies were born than in 2007, which was a record-setting year for births. This represents the first decline in the birth rate since 2002, following the recession caused by the bursting of the dot.com bubble, Enron and 9-11. An exception to the 2008 decline was for mothers aged 40 or older, which was the only age group to experience an increase in the birth rate from 2007 to 2008. 41% of births were to unmarried mothers in 2008, compared to 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 18% in 1980. Much of this increase is shifting to older women. 6

Infant Products Industry First births represent 40% of all births. New parents spend approximately $6,200 outfitting mom and baby in the first year. More parents are decorating the nursery for the second child where the second child's gender is different than the first. One out of every three adults is a grandparent, who purchase many of the nursery items. Births represent significant purchasing events regardless of economic conditions or household income. Many items are non-discretionary. Birth-related purchases are not generally made on impulse, as families have nine months to deliberate on purchasing decisions. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 70% of parents learn the baby's gender before birth. 7

Live Births 2000 - 2009 Based on data from the National Center for Health Statistics (In thousands) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 (Est.) 4058.814 4025.933 4021.726 4089.95 4112.052 4138.349 4265.555 4317.119 4251.095 4200 MSGraph.Chart.8 MSGraph.Chart.8 8

Shifting Ages of Unmarried Mothers: 1970 & 2007 1970 & 2007 1970 & 2007 1970 & 2007 1970 & 2007 The 1.7 million births to unmarried mothers in 2008 represented 41% of all births that year. 9

Delayed Childbearing 1970 - 2006 Delayed Childbearing 1970 - 2006 Delayed Childbearing 1970 - 2006 10 Mothers aged 40 or older were the only age group to experience an increase in births from 2007 to 2008.

Company Structure, Strengths and Future Strategies and Future Strategies and Future Strategies 11

Crown Crafts Infant Products Leading manufacturer of infant and toddler bedding, blankets, and accessories to mass and specialty markets. Resulted from a 1999 merger between Red Calliope (founded in 1969) and Noel Joanna (NoJo - founded in 1970), two pioneers in the infant products industry acquired by the Company in 1995 and 1997, respectively. Premier supplier of nursery decor and accessories producing innovative, cutting-edge products for every relevant channel of distribution. Strong product sales in all key accounts across the country. Extensive branded and licensed portfolio. Acquired the Kimberly Grant brand in December 2006. Acquired the infant and toddler product lines of Springs Global US, Inc. in November 2007. 12

Crown Crafts Infant Products 13

Leading designer, producer and marketer of infant and toddler bib, bath and disposable products. Significant market share in the bib category. Founded in 1984 and acquired by the Company in 1997. Known for its extensive proprietary design expertise. Acquired, on July 2, 2009, the assets of Neat Solutions, Inc., a dominant supplier of innovative disposable products for infants and children, including the Table Topper(r) Stay-in-Place Mat(r). Commitment to excellence in quality, customer service and competitive pricing. 14

PRODUCTS 15

Founded in 1995 and acquired by Hamco, Inc. in July 2009. Leading designer, producer and marketer of products for parents of infants and toddlers, with a focus on products that provide convenience and germ protection. Disposable Stick-on Placemats Disposable Toilet Seat Covers Disposable Floor Mats Disposable Changing Mats Disposable Bibs Reusable Floor Mats Recipient of multiple awards for its Table Topper(r) and Potty Topper(r) products. More than 95% market share, with distribution in grocery and drug stores, restaurants, specialty stores and mass market retailers. 16 16 Neat Solutions

NEAT SOLUTIONS PRODUCTS 17

Strengths of Our Company Sourcing expertise and experience Crown Crafts, Inc. takes full advantage of shifts in the global economy. We currently source from several countries including China, Thailand and India. Crown Crafts, Inc. has developed strong relationships with many manufacturers and contractors to bring the industry's very best quality, pricing and speed to the market. Retail relationships Minimal seasonality in the sales cycle Creative product development and design Licensing experience and relationships Strong and stable infrastructure Impressive history of making the right acquisition at the right time, paying the right price, and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. and achieving successful post-acquisition integration and realization of synergies. 18

LICENSES 19

COMPANY-OWNED BRANDS 20

PRIVATE LABEL PROGRAMS 21

DOMINANT RETAIL DISTRIBUTION 22

Acquisition of Infant and Toddler Product Lines from Springs Acquired the infant and toddler product lines from Springs Global US in November 2007 for approximately $11 million. The acquisition added approximately $25 million in net sales, $3.5 million in pre-tax net income, $4.4 million in EBITDA and $0.19 diluted earnings per share annually. annually. annually. annually. annually. annually. annually. annually. 23

Acquisition of the Assets of Neat Solutions, Inc. Acquired substantially all of the assets of Neat Solutions, Inc. in July 2009 for approximately $4.4 million. The portfolio of products acquired include the Table Topper(r) Stay-in-Place Mat(r), the Potty Topper(r) toilet seat cover, diaper changing pads, disposable bibs, floor mats and car seat covers, all of which provide absorbent mess protection at home and away. The acquisition is expected to add $4.6 million in annual net sales. sales. sales. sales. sales. sales. sales. sales. sales. sales. 24

Financial Highlights Financial Highlights 25

Recent Financial Developments Completed a debt and capital restructuring in July 2006 which resulted in a reduction of debt from $24 million to $13 million, the extinguishment of warrants and lower interest rates. Acquired the infant and toddler product lines from Springs in November 2007. Recorded a $22.9 million impairment charge in fiscal 2009, representing 100% of the carrying value of the goodwill. Acquired substantially all of the assets of Neat Solutions, Inc. in July 2009 Resumed the payment of cash dividends by declaring a quarterly cash dividend of $0.02 per share, its first dividend since 1999. since 1999. since 1999. since 1999. since 1999. since 1999. since 1999. since 1999. since 1999. since 1999. since 1999. since 1999. since 1999. 26

Concerns over CIT Group, Inc. Beginning in March 2008, Crown Crafts had drawn down the bulk of the availability on its revolving line of credit with CIT in the event that CIT's liquidity deteriorated to the point that they were unable to fund draws upon the revolving line of credit. The cash held by Crown Crafts would have enabled the Company to meet its short-term operating needs and have given it time to secure suitable factoring and financing arrangements with other lenders. On November 1, 2009, CIT filed voluntary petitions for Chapter 11 relief. The filings were made pursuant to a prepackaged plan of reorganization which was approved by a majority of the holders of debt securities of CIT. The plan was confirmed by the bankruptcy court on December 8, 2009. On December 16, 2009, the bulk of the excess cash that had been drawn down on the revolving line of credit was repaid to CIT. On March 5, 2010, the Company extended its revolving line of credit with CIT to July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. July 2013. 27

Operating Highlights (in thousands, except percentages and per share data) (in thousands, except percentages and per share data) (in thousands, except percentages and per share data) 28

Adjusted EBITDA (in thousands) (in thousands) (in thousands) 29

Revolving and Term Debt Balances (In millions) (In millions) (In millions) Springs purchased in November, 2007 Net of Cash Invested 30

Investment Summary Debt and capital restructuring right-sized the Company's debt and allowed the Company to build shareholder value and operating profits. Crown Crafts is now a focused, profitable consumer products company operating primarily in the growing infant and juvenile soft goods markets. The Company was listed on The NASDAQ Capital Market in March 2007. After 10 years, the Company resumed dividends on its common stock, having declared in February 2010 a quarterly cash dividend of $0.02 per share. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. Crown Crafts is able to engage in organic and strategic growth initiatives. 31

Attendees and other viewers of the preceding presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Copies of these filings may be obtained, without charge, by directing a request to Halliburton Investor Relations, 14651 Dallas Parkway, Suite 800, Dallas, TX 75254, or at www.sec.gov. Dallas, TX 75254, or at www.sec.gov. Dallas, TX 75254, or at www.sec.gov. Dallas, TX 75254, or at www.sec.gov. Dallas, TX 75254, or at www.sec.gov. Dallas, TX 75254, or at www.sec.gov. 32 For Additional Information Use of Non-GAAP Financial Measures In addition to the Company's presentation of its results of operations in conformity with accounting principles generally accepted in the United States of America ("GAAP"), the Company has also presented certain measures of its performance which are not determined in accordance with GAAP. These non-GAAP financial measures include Adjusted EBITDA and the pro forma restatement of net income to exclude the goodwill impairment charge. The Company uses these non-GAAP financial measures internally to monitor the Company's operating results and cash flow and to evaluate the performance of its businesses. The Company believes that the presentation of non-GAAP financial measures provides useful information to attendees and is an important indicator of the Company's ability to generate cash sufficient to reduce debt, declare and pay dividends, make strategic investments, meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. The items excluded from non-GAAP financial measures are significant components in understanding and assessing the Company's financial performance. The non- GAAP measures are provided as supplemental information and should be considered in addition to, and not as a substitute for, such GAAP measures as net income or loss, cash flow provided by or used in operating, investing or financing activities, and other measures of financial performance and liquidity reported in accordance with GAAP. Because these non-GAAP financial measures are not calculated in accordance with GAAP, companies typically calculate them in varying ways. Therefore, the non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures of other companies.